Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

ClearShares OCIO ETF (OCIO)
(the “Fund”)

March 17, 2020

Supplement to the
Prospectus
dated September 30, 2019

The following information supplements the “ADDITIONAL INFORMATION ABOUT THE FUNDS” section of the Prospectus solely with respect to the ClearShares OCIO ETF:

TEMPORARY DEFENSIVE POSITIONS (ClearShares OCIO ETF only)
From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed-income securities; repurchase agreements; commercial paper; cash equivalents; and ETFs that principally invest in the foregoing instruments.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Please retain this supplement with your Prospectus for future reference.